Exhibit 10.3
INDEMNIFICATION AGREEMENT
THIS INDEMNIFICATION AGREEMENT (the “Agreement”) is made and entered into this ______________, 20 , between GigaCloud Technology Inc, a Cayman Islands company (the “Company”), and ______________ (the “Indemnitee”).
Capitalized terms used without definition shall have the meanings assigned thereto in Section 21.
A.The Company and the Indemnitee recognize the continued difficulty in obtaining liability insurance for corporate directors, officers, employees, controlling persons, agents and fiduciaries, the significant increases in the cost of such insurance and the general reductions in the coverage of such insurance.
B.The Company and the Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting directors, officers, employees, controlling persons, agents and fiduciaries to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited.
C.The Indemnitee does not regard the current protection available for the Company’s directors, officers, employees, controlling persons, agents and fiduciaries as adequate under the present circumstances, and the Indemnitee and other directors, officers, employees, controlling persons, agents and fiduciaries of the Company may not be willing to serve or continue to serve in such capacities without additional protection.
D.The Company: (i) desires to attract and retain the involvement of highly qualified individuals, such as the Indemnitee, to serve the Company and, in part, to induce the Indemnitee to be involved with the Company and (ii) wishes to provide for the indemnification and advancing of expenses to the Indemnitee to the maximum extent permitted by law.
NOW, THEREFORE, in consideration of the Indemnitee’s service to the Company, the parties hereto agree as follows:
1.Indemnity of Indemnitee. The Company hereby agrees to indemnify the Indemnitee to the fullest extent permitted by law, even if such indemnification is not specifically authorized by the other provisions of this Agreement, the Company’s Memorandum and Articles of Association (as amended or amended and restated from time to time, the “Articles”) or by statute. In the event of any change after the date of this Agreement in any applicable law, statute or rule that expands the right of an exempted company of Cayman Islands to indemnify a member of its Board of Directors or an officer, employee, controlling person, agent or fiduciary, it is the intent of the parties hereto that the Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any applicable law, statute or rule that narrows the right of an exempted company of Cayman Islands to indemnify a member of its Board of Directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties’ rights and obligations hereunder except as set forth in Section 3 hereof.
2.Additional Indemnity. Subject only to the limitations set forth in Section 3 hereof, the Company hereby further agrees to hold harmless and indemnify the Indemnitee:
(a).against any and all direct and indirect costs (“expenses”), including attorneys’ fees, witness fees, retainers, court costs, transcript costs, fees of experts, travel expenses, duplicating and printing costs, telephone charges, delivery service and postage fees and all other disbursements and expenses, judgments, fines, excise taxes, penalties and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with any threatened, pending or completed action, claim, suit, arbitration, alternative dispute resolution mechanism, investigation or any other proceeding, whether civil, criminal, administrative or investigative (including any appeal therefrom, an action by or in the right of the Company and preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating) (collectively, a “Proceeding”) to which the Indemnitee is, was or at any time becomes a party, or is threatened to be made a party, by reason of the fact that the Indemnitee is, was or at any time becomes a director, officer, employee or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise (such status, “Corporate Status”);
(b).against any and all expenses in connection with any inquiry or investigation that Indemnitee in good faith believes might lead to the institution of a Proceeding in which Indemnitee was, is or will be involved as a party, potential party, non-party witness or otherwise by reason of any Corporate Status of Indemnitee, or by reason of any action taken (or failure to act) by him or her or of any action (or failure to act) on his or her part while serving in any Corporate Status;
(c).against any and all expenses establishing or enforcing a right to indemnification under this Agreement, the Articles, applicable law or otherwise; and
(d).otherwise to the fullest extent as may be provided to the Indemnitee by the Company under the Company’s Articles and the Companies Act of the Cayman Islands (as amended from time to time).
Notwithstanding any other provisions of this Agreement, to the fullest extent permitted by applicable law, to the extent that Indemnitee is a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding or in defense of any claim, issue or matter therein, in whole or in part, the Company shall indemnify Indemnitee against all expenses actually and reasonably incurred by him or her in connection therewith. If Indemnitee is not wholly successful in such Proceeding, but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall, to the fullest extent permitted by applicable law, indemnify Indemnitee against all expenses actually and reasonably incurred by Indemnitee or on his or her behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.
3.Limitations on Additional Indemnity.
(a).No indemnity pursuant to Section 2 hereof shall be paid by the Company for any of the following:
(i).except to the extent the aggregate of losses to be indemnified thereunder exceeds the sum of such losses for which the Indemnitee has actually received payment pursuant to Section 1 hereof or pursuant to any

Directors’ and Officers’ Insurance purchased and maintained by the Company;
(ii).in respect to remuneration paid to the Indemnitee if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law;
(iii).on account of any Proceeding in which final judgment is rendered against the Indemnitee for an accounting of profits made from the purchase or sale by the Indemnitee of securities of the Company pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto (the “Exchange Act”) or similar provisions of any federal, state or local statutory law;
(iv).prior to a Change of Control, on account of any Proceeding to the extent that the Indemnitee is a plaintiff, a counter-complainant or a cross-complainant therein (other than an action pursuant to Section 8 or other Proceeding to enforce this Agreement or other indemnification rights under the Articles or applicable law or any mandatory counterclaim or cross claim brought or raised by Indemnitee in any Proceeding) unless such Proceeding was authorized in the specific case by action of the Board of Directors; or
(v).if a final judgment by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful (and, in this respect, both the Company and the Indemnitee have been advised that the United States Securities and Exchange Commission believes that indemnification for liabilities arising under the federal securities laws is against public policy and is, therefore, unenforceable and that claims for indemnification should be submitted to appropriate courts for adjudication).
(b).In addition to those limitations set forth above in paragraph (a) of this Section 3, no indemnity pursuant to Section 2 hereof in an action by or in the right of the Company shall be paid by the Company for any of the following:
(i).in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged in a final judgment to be liable to the Company for willful misconduct in the performance of the Indemnitee’s duty to the Company and its shareholders, unless and only to the extent that the court in which such Proceeding is or was pending shall determine upon application that, in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for expenses and then only to the extent that the court shall determine;
(ii).on account of the Indemnitee’s acts or omissions that involve intentional misconduct or a knowing and culpable violation of law; or
(iii).with respect to any transaction from which the Indemnitee derived an improper personal benefit.
4.Contribution. If the indemnification provided in Sections 1 and 2 hereof is unavailable by reason of a court decision described in Section 3(a)(v) hereof based on grounds other than any of those set forth in Sections 3(a)(ii) through (iv) hereof or in Section 3(b) hereof, then in respect of any threatened, pending or completed action, suit or proceeding in which the Company is jointly liable with the Indemnitee (or would be if joined in such action, suit or proceeding), the Company shall contribute to the amount of expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred and paid or payable by the Indemnitee in such proportion as is appropriate to reflect: (i) the relative benefits received by the Company on the one hand and the Indemnitee on the other hand from the transaction from which such action, suit or proceeding arose and (ii) the relative fault of the Company on the one hand and of the Indemnitee on the other in connection with the events that resulted in such expenses, judgments, fines or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other shall be determined by reference to, among other things, the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines or settlement amounts. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or any other method of allocation that does not take account of the foregoing equitable considerations.
5.Continuation of Obligations. All agreements and obligations of the Company contained herein shall continue during the period the Indemnitee is a director, officer, employee or agent of the Company (or is or was serving at the request of the Company as a director, officer employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise) and shall continue thereafter so long as the Indemnitee shall be subject to any possible claim or threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative, by reason of the fact that the Indemnitee was an officer or director of the Company or serving in any other capacity referred to herein, including the Indemnitee’s Corporate Status.
6.Notification and Defense of Claim. Not later than thirty (30) days after receipt by the Indemnitee of notice of the commencement of any action, suit or proceeding, the Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission to so notify the Company will not relieve it from any liability that it may have to the Indemnitee otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which the Indemnitee notifies the Company of the commencement thereof:
(a).the Company will be entitled to participate therein at its own expense;
(b).except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to the Indemnitee. After notice from the Company to the Indemnitee of its election to assume the defense thereof, the Company will not be liable to the Indemnitee under this Agreement for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. The Indemnitee shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of the Indemnitee unless: (i) the employment of counsel by the Indemnitee has been authorized by the Company; (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and the Indemnitee in the conduct of the defense of such action; or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of the Indemnitee’s separate counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit or proceeding brought by or on behalf of the Company or as to which the Indemnitee shall have made the conclusion provided for in (ii) above; and
(c).The Company shall not be liable to indemnify the Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without its written consent. The Company shall not settle any action or claim in any manner that would impose any judgment, fine, penalty, expense or limitation on the Indemnitee without the Indemnitee’s written consent. Neither the Company nor the Indemnitee will unreasonably withhold its consent to any proposed settlement.
7.Advancement and Repayment of Expenses. Notwithstanding any provision of this Agreement to the contrary, the Company shall advance to the Indemnitee, prior to any final disposition of any threatened or pending Proceeding, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten business days after receiving copies of invoices presented to the Indemnitee for such expenses.
(a).Advances shall be made without regard to Indemnitee’s ability to repay such amounts and without regard to Indemnitee’s ultimate entitlement to indemnification under the other provisions of this Agreement. Advances shall include any and all reasonable expenses incurred pursuing an action to enforce this right of advancement, including expenses incurred preparing and forwarding statements in writing to the Company to support the advances claimed. Any excess of the advanced expenses over the actual expenses will be promptly repaid to the Company. To the extent Indemnitee has not requested any advanced payment of expenses from the Company, Indemnitee shall be entitled to receive reimbursement for the expenses incurred in connection with a Proceeding from the Company as soon as practicable after Indemnitee makes a written request to the Company for reimbursement.
(b).The Indemnitee agrees that the Indemnitee will reimburse the Company for all reasonable expenses paid by the Company in defending any Proceeding in the event and only to the extent it shall be ultimately determined by a final judicial decision (from which there is no right of appeal) that the Indemnitee is not entitled, under applicable law, the Company’s Bylaws, this Agreement or otherwise, to be indemnified by the Company for such expenses.
(c).Notwithstanding the foregoing, the Company shall not be required to advance such expenses to the Indemnitee for any claim for which indemnity is excluded under Section 3.
8.Remedies.
(a).In the event of any dispute between Indemnitee and the Company hereunder as to entitlement to indemnification or advancement of expenses (including where (i) a determination is made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of expenses is not timely made pursuant to Section 7 of this Agreement, (iii) payment of indemnification pursuant to Sections 1 or 2 this Agreement is not made within ten business days after a determination has been made that Indemnitee is entitled to indemnification, (iv) no determination as to entitlement to indemnification is timely made pursuant to Section 9 of this Agreement and no payment of indemnification is made within ten business days after entitlement is deemed to have been determined pursuant to Section 9 or (v) a contribution payment is not made in a timely manner pursuant to Section 4 of this Agreement, then Indemnitee shall be entitled to an adjudication by an appropriate court of the State of California, or in any other court of competent jurisdiction, of his or her entitlement to such indemnification, contribution or advancement. Alternatively, in such case, Indemnitee, at his or her option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association.
(b).In the event that a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, or arbitration, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding or arbitration commenced pursuant to this Section 8 the Company shall have the burden of proving Indemnitee is not entitled to indemnification or advancement of expenses, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 9 of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding or arbitration pursuant to this Section 8, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 7(b) until a final determination is made with respect to Indemnitee’s entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).
(c).If a determination shall have been made pursuant to Section 9 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 8, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.
(d).The Company shall be precluded from asserting in any judicial proceeding or arbitration commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.
(e).The Company shall indemnify Indemnitee to the fullest extent permitted by law against all expenses and, if requested by Indemnitee in writing, shall advance such expenses to Indemnitee, which are reasonably incurred by Indemnitee in connection with any judicial proceeding or arbitration brought by Indemnitee for (i) indemnification or advances of expenses by the Company (or otherwise for the enforcement, interpretation or defense of his or her rights) under this Agreement or any other agreement, including any other indemnification, contribution or advancement agreement, or any provision of the Articles now or hereafter in effect or (ii) recovery or advances under any directors’ and officers’ liability insurance policy maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, contribution, advancement or insurance recovery, as the case may be.
9.Determination of Right to Indemnification.
(a).The Indemnitee shall be conclusively presumed to have met the relevant standards of conduct, if any, as defined by applicable law, for indemnification pursuant to this Agreement and shall be absolutely entitled to such indemnification, unless a determination is made that the Indemnitee has not met such standards: (i) if a Change of Control shall not have occurred, (A) by a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors of the Company (the “Board of Directors”), (B) by a committee of Disinterested Directors designated by a majority vote of the Disinterested Directors, even though less than a quorum of the Board of Directors or (C) if there are no such Disinterested Directors or, if such Disinterested Directors so direct, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; or (ii) if a Change of Control shall have occurred, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee. If entitlement to indemnification is to be determined by Independent Counsel pursuant to clause (ii) above, such

Independent Counsel shall be selected by Indemnitee, and Indemnitee shall give written notice to the Company advising it of the identity of the Independent Counsel so selected. If entitlement to indemnification is to be determined by Independent Counsel pursuant to clause (i)(C) above, (or if Indemnitee requests that such selection be made by the Board of Directors), such Independent Counsel shall be selected by the Company in which case the Company shall give written notice to Indemnitee advising him or her of the identity of the Independent Counsel so selected. In either event, Indemnitee or the Company, as the case may be, may, within 10 days after such written notice of selection shall have been received, deliver to the Company or to Indemnitee, as the case may be, a written objection to such selection; provided, however, that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of “Independent Counsel” as defined in Section 21 of this Agreement, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. The Company agrees to pay the reasonable fees and expenses of any Independent Counsel serving under this Agreement.
(b).In making any determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of any person, persons or entity to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by any person, persons or entity that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. If no determination as to whether Indemnitee is entitled to indemnification after sixty (60) calendar days after a written request by Indemnitee for indemnification, the requisite determination of entitlement to indemnification shall, to the fullest extent not prohibited by law, be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.
(c).The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that his or her conduct was unlawful. For purposes of any determination of good faith, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action is in good faith reliance on the records or books of account of the Company or other enterprise, including financial statements, or on information supplied to Indemnitee by the officers of the Company or other enterprise in the course of their duties, or on the advice of legal counsel for the Company or other enterprise or on information or records given or reports made by an independent certified public accountant or by an appraiser or other expert selected by the Company or other enterprise. The provisions of this Section 9(c) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed or found to have met the applicable standard of conduct set forth in this Agreement. The knowledge and/or actions, or failure to act, of any other director, trustee, partner, managing member, fiduciary, officer, agent or employee of any enterprise shall not be imputed to Indemnitee for purposes of determining any right to indemnification under this Agreement.

10.Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.
11.Non-Exclusivity of Rights. The rights conferred on the Indemnitee by this Agreement shall not be exclusive of any other right that the Indemnitee may have or hereafter acquire under any statute, provision of the Articles, agreement, vote of shareholders or directors, or otherwise, both as to action in an official capacity and as to action in another capacity while holding office.

12.Survival of Rights. The rights conferred on the Indemnitee by this Agreement shall continue after the Indemnitee has ceased to be a director, officer, employee or other agent of the Company and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators.
13.Notice. All notices, requests, demands and other communications under this Agreement shall be in writing (which may be by e-mail). All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt. The address for notice to a party is as shown on the signature page of this Agreement, or such other address as any party shall have given by written notice to the other party as provided above, and shall be addressed if to the Indemnitee, at Indemnitee’s address as set forth beneath the Indemnitee’s signature to this Agreement and if to the Company at the address of its principal corporate offices (attention: Chief Executive Officer) or at such other address as such party may designate by ten (10) calendar days’ advance written notice to the other party hereto.
14.Severability. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitations, each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
15.Governing Law and Consent to Jurisdiction. This Agreement shall be governed in all respects by the laws of the State of Delaware without regard to conflicts of law principles thereof. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 8 of this Agreement, the Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or relates to this

Agreement and agree that any action under this Agreement shall be brought only in the courts of the State of California.
16.Binding Effect. This Agreement shall be binding upon the Indemnitee and upon the Company, its successors and assigns, and shall inure to the benefit of the Indemnitee, the Indemnitee’s heirs, personal representatives and assigns and to the benefit of the Company, its successors and assigns.
17.Amendment and Termination. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by all parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.
18.Integration and Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto.
19.No Construction as Employment Agreement. Nothing contained in this Agreement shall be construed as giving the Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries.
20.Liability Insurance. To the extent the Company maintains liability insurance applicable to directors and/or officers of the Company, the Company shall use commercially reasonable efforts to provide that the Indemnitee shall be covered by such policies in such a manner as to provide the Indemnitee the same rights and benefits as are accorded to the most favorably insured of the Company’s officers and directors. If, at the time of the receipt of a notice of a claim pursuant to the terms hereof, the Company has directors’ and officers’ liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies.
21.Certain Definitions and Interpretations. Except where the context requires otherwise:
(a).References to “Company” shall mean, in addition to the resulting or surviving company, any constituent company or corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that if Indemnitee is or was a director, officer, employee, or agent of such constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, then Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued;

(b).References to “other enterprise” shall include the Company, any of its subsidiaries, branches, offices, affiliates and any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other entity or enterprise of which, in each case, Indemnitee is or was serving at the request of the Company as a director, officer, trustee, general partner, managing member, fiduciary, board of directors’ committee member, employee or agent;

(c).References to “fines” shall include any excise tax assessed with respect to any employee benefit plan;

(d).References to “serving at the request of the Company” shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he or she reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Company” as referred to in this Agreement.

(e).References to “expenses” shall be deemed to have the meaning assigned thereto in Section 2(a).

(f).References to a “final judgment” shall be deemed to be mean a final judgment of a court of competent jurisdiction to which rights of appeal therefrom have been exhausted or lapsed;

(g).References to “Change of Control” shall be deemed to mean any one of the following circumstances occurring after the date hereof: (i) there shall have occurred an event required to be reported with respect to the Company in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item or any similar schedule or form) under the Exchange Act, regardless of whether the Company is then subject to such reporting requirement; (ii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) shall have become, without prior approval of the Board of Directors by approval of at least two-thirds of the Continuing Directors, the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding voting securities (provided that, for purposes of this clause (ii), the term “person” shall exclude (x) the Company, (y) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, and (z) any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company); (iii) there occurs a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 51% of the combined voting power of the voting securities of the surviving entity outstanding immediately after such merger or consolidation and with the power to elect at least a majority of the board of directors or other governing body of such surviving entity; (iv) all or substantially all the assets of the Company are sold or disposed of in a transaction or series of related transactions; (v) the approval by the stockholders of the Company of a complete liquidation of the Company; or (vi) the Continuing Directors cease for any reason to constitute at least a majority of the members of the Board.

(h).References to “Continuing Director” means each director on the Board on the date hereof.

(i).References to “Disinterested Director” with respect to any request by the Indemnitee for indemnification or advancement of expenses hereunder shall mean a director of the Company who neither is nor was a party to the Proceeding in respect of which indemnification or advancement is being sought by the Indemnitee.

(j).References to “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporate law and neither currently is, nor in the five years previous to its selection or appointment has been, retained to represent (i) the Company or Indemnitee in any matter material to either such party (other than with respect to matters concerning Indemnitee under this Agreement or of other indemnitees under similar indemnification agreements) or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(k).References to “including” shall mean “including, without limitation,” regardless of whether the words “without limitation” actually appear, references to the words “herein,” “hereof” and “hereunder” and other words of similar import shall refer to this Agreement as a whole and not to any particular paragraph, subparagraph, section, subsection or other subdivision.
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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY
GIGACLOUD TECHNOLOGY INC

By: _______________________
Name:
Title:
[Signature Page to Indemnification Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INDEMNITEE
_______________________
Name:
Email:
Address:
[Signature Page to Indemnification Agreement]